Hodges Fund
Retail Class Ticker HDPMX

Hodges Small Cap Fund
Retail Class Ticker HDPSX
Institutional Class Ticker HDSIX

Hodges Small Intrinsic Value Fund
Retail Class Ticker HDSVX

Hodges Blue Chip Equity Income Fund
Retail Class Ticker HDPBX

(each a “Fund” and collectively, the “Funds”)
each a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated July 27, 2023 to the
Summary Prospectus, Statutory Prospectus and Statement of Additional Information (the “SAI”)
both dated July 29, 2023

We wish to inform you that the Board of Trustees of Professionally Managed Portfolios (the “Trust”) has voted to approve an Agreement and Plan of Reorganization whereby the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund, (each, a “Fund” and collectively, the “Funds”) would reorganize out of the Trust and into a newly created corresponding series (each, a “New Fund” and collectively, the “New Funds”) of the same name of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund and Hodges Blue Chip Equity Income Fund in Northern Lights Fund Trust II (“NLFT II”), a Delaware statutory trust (the “Reorganization”). The Reorganization would be structured as a tax-free reorganization for federal tax purposes. Upon shareholder approval, the Reorganization would be effective as of the open of business on September 22, 2023, or such other date as the parties may agree.

Each of the Funds and its corresponding New Fund have the same investment objective and principal investment strategies. The Funds’ and the New Funds’ investment adviser and portfolio managers also are the same. The Reorganization, however, would result in the New Funds being under the supervision of a different Board of Trustees and certain key service providers. The net fees and expenses of the Funds are not expected to increase as a result of the Reorganization.

In the next few weeks, shareholders of record of each Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization. If approved, the Reorganization is anticipated to take effect on September 22, 2023, or such other date as the parties may agree. Approval of the

Reorganization, with respect to each Fund, requires the affirmative vote of a majority of the outstanding shares of such Fund. The approval of the reorganization of one Fund is not contingent on the approval of the reorganization of another Fund. When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

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Please retain this Supplement with your Prospectus and SAI.